UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☐     Definitive Additional Materials
☒     Soliciting Material under §240.14a-12

VAREX IMAGING CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒     No fee required
☐     Fee paid previously with preliminary materials
☐     Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Varex Imaging Corporation 1678 South Pioneer Road Salt Lake City, UT 84104 - USA www.vareximaging.com

August 10, 2026
Dear Valued Customer,
Today we announced that Varex has entered into a definitive agreement to be acquired by Teledyne Technologies Incorporated. Teledyne is a leading provider of sophisticated digital imaging products and software, instrumentation, aerospace and defense electronics, and engineered systems.
Varex and Teledyne share a passion for innovation, technology leadership, and customer success. Together, we will bring broader capabilities, deeper technical expertise, greater global scale, and enhanced resources to accelerate innovation and better support our customers around the world.
The transaction is expected to close in early 2027. Until closing, Varex and Teledyne will continue to operate as independent companies and it is business as usual. Existing agreements, purchase orders, support commitments, development projects, and service activities will continue as normal. Our focus remains on continuing to deliver the quality, performance, innovation, and responsiveness that you expect from Varex.
We will keep you updated throughout the process. As always, if you have any questions, please contact your existing Varex representative.
Thank you for your continued partnership and trust.

Sincerely,

Sunny Sanyal
President and Chief Executive Officer
Varex Imaging Corporation

Additional Information About the Acquisition and Where to Find It
In connection with the proposed transaction between Varex and Teledyne (the “Transaction”), Varex will file with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”) relating to a special meeting of Varex’s stockholders to be held to adopt the Merger Agreement, and Varex will mail the definitive Proxy Statement to its stockholders and file other documents regarding the proposed Transaction with the SEC. This communication is not a substitute for the Proxy Statement or any other document that Varex may file with the SEC in connection with the proposed Transaction. INVESTORS AND SECURITY HOLDERS OF VAREX ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT, AND OTHER DOCUMENTS FILED BY VAREX WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Varex through the website maintained by the SEC at www.sec.gov. Security

Varex Imaging Corporation 1678 South Pioneer Road Salt Lake City, UT 84104 - USA www.vareximaging.com holders will also be able to obtain free copies of the documents filed by Varex with the SEC on Varex’s website at www.vareximaging.com.

Cautionary Statement Regarding Forward-Looking Statements
This document contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, with respect to management's beliefs about the financial condition, results of operations and businesses of Teledyne and Varex in the future. Forward-looking statements involve risks and uncertainties, are based on the current expectations of the management of Varex and are subject to uncertainty and changes in circumstances. The forward-looking statements contained herein may include statements about the expected effects of Teledyne's proposed acquisition of Varex, potential benefits to Varex’s customers and employees, the anticipated timing and scope of the proposed Transaction and anticipated synergies related to the proposed Transaction, and other strategic options. Forward-looking statements generally are accompanied by words such as "projects", "intends", "expects", "anticipates", "targets", "estimates", "will" and words of similar import that convey the uncertainty of future events or outcomes. All statements made in this communication that are not historical in nature should be considered forward-looking. By its nature, forward-looking information is not a guarantee of future performance or results and involves risks and uncertainties because it relates to events and depends on circumstances that will occur in the future.

Actual results could differ materially from these forward-looking statements. Many factors could change anticipated results, including the occurrence of any event, change or other circumstances that could give rise to the right of Teledyne or Varex or both to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Teledyne or Varex in connection with the Merger Agreement; the failure to satisfy any of the conditions to the proposed Transaction, including regulatory approvals, on a timely basis or at all; the inability to complete the acquisition and integration of Varex successfully, to retain customers and key employees and to achieve operating synergies, including the possibility that the anticipated benefits of the proposed Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Teledyne and Varex do business; the possibility that the proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed Transaction; changes in relevant tax and other laws; the inability to develop and market new competitive products; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with U.S. GAAP and related standards; and operating results of Varex being lower than anticipated.

Additional factors that could cause results to differ materially from those described above can be found in Varex’s Annual Report on Form 10-K for the year ended October 3, 2025, and its Quarterly Reports on Form 10-Q for the periods ended January 2, 2026, April 3, 2026, and July 3, 2026 all of which are on file with the SEC, and in other documents Varex files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Varex assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events

Varex Imaging Corporation 1678 South Pioneer Road Salt Lake City, UT 84104 - USA www.vareximaging.com except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Participants in the Solicitation
Varex and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the special meeting of Varex’s stockholders. Information regarding Varex’s directors and executive officers is available in Varex’s definitive proxy statement filed with the SEC on December 29, 2025, in connection with its 2026 annual meeting of stockholders, under the sections titled “Proposal One – Election of Directors,” “Executive Compensation,” “Compensation of Directors” and “Stock Ownership.” To the extent the security holdings of Varex’s directors and executive officers have changed since the amounts described in such proxy statement, such changes have been reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including the interests of Varex’s directors and executive officers, will be contained in the definitive proxy statement related to the proposed Transaction and other relevant materials to be filed or furnished with the SEC when they become available.